                        FEDERAL REALTY INVESTMENT TRUST


                            Supplemental Information
                               December 31, 1999


                               TABLE OF CONTENTS


1.   Debt Summary.........................................................E-2

2.   Occupancy
            Percentage Leased.............................................E-3
            Regional Breakdown............................................E-4

3.   Leases Signed Analysis
            Comparable and Non-Comparable.................................E-5

4.   Lease Expirations
            Average Rent on Leases Expiring...............................E-6
            Leases Expiring on Anchor and Small Shops.....................E-7

5.   Major Tenants by Revenue Contribution................................E-8

6.   Street Retail Operating & Development Overview.......................E-9

7.   Development Pipeline................................................E-10

8.   1999 Year End Earnings Press Release, February 14, 2000.............E-11

9.   Glossary of Terms...................................................E-14



                           1626 East Jefferson Street
                        Rockville, Maryland  20852-4041
                                  301/998-8100

FEDERAL  REALTY INVESTMENT TRUST
DEBT ANALYSIS  (excluding capital leases and interest rate swaps)
December 31, 1999


===============================================================================

                                                                                          Balance
                                                      Maturity           Rate          (in thousands)
                                                      --------        ----------       --------------
Mortgages
    Leesburg Plaza                                    10/01/08             6.10%         $  9,900
    Federal Plaza                                     03/10/01             8.95%           27,179
    Tysons Station                                    09/01/01            9.875%            4,068
    Escondido (Municipal bonds)                       10/01/16       Variable (a)           9,400
                                                                                       -------------

                                                                                         $ 50,547
                                                                                       =============

Notes payable
    Revolving credit facilities                                      libor +.65%         $ 34,000
    Term note with banks                                             libor +.75%          125,000
    Note issued in connection with
     tenant buyout at Queen Anne Plaza                01/15/06            8.875%            1,011
    Note issued in connection with
     renovation of Perring Plaza                      01/31/13            10.00%            2,603
    Other                                              various           various              154
                                                                                       -------------

                                                                                         $162,768
                                                                                       =============


Unsecured Public Debt
    5 1/4% Convertible subordinated debentures        04/30/02            5.250%         $    289
    5 1/4% Convertible subordinated debentures        10/28/03            5.250%           75,000
    8 7/8% Notes (fixed)                              01/15/00            8.875%           75,000
    8 7/8% Notes (fixed) (b)                          01/15/00            7.530%           25,000
    8% Notes (fixed)                                  04/21/02            8.000%           25,000
    6 5/8% Notes (fixed)                              12/01/05            6.625%           40,000
    7.48% Debentures                                  08/15/26            7.480%           50,000
    6.82% Medium Term Notes                           08/01/27            6.820%           40,000
    6.74% Medium Term Notes (b)                       03/10/04            6.370%           39,500
    6.99% Medium Term Notes (b)                       03/10/06            6.894%           40,500
    8.75% Notes                                       12/01/09            8.750%          175,000
                                                                                       -------------

                                                                                         $585,289
                                                                                       =============

                                              Total fixed rate debt                      $630,204               79.00%

                                              Total variable rate debt                    168,400               21.00%
                                                                                       -----------          -----------

                                              Total debt                                 $798,604              100.00%
                                                                                       ===========          ===========

                                               Weighted average interest rate:
                                               -------------------------------
                                                  Fixed rate debt                          7.62%
                                                  Variable on revolving facilities         5.93%   (c)
                                                  Variable on muncipal bonds                 (a)


(a) The bonds bear interest at a variable rate determined weekly to be the interest rate which would enable the bonds to be remarketed at 100% of their principal amount.
(b) The Trust purchased interest rate swaps or hedges on these notes, thereby decreasing the effective interest.
(c) Weighted average interest rate on revolving credit facilities for twelve months ended December 31, 1999.

Federal Realty Investment Trust
Percentage Leased Analysis
December 31, 1999

===============================================================================

   Overall Operating Occupancy
  (Quarter to Quarter Analysis)                       December 31, 1999                    At December 31, 1998
                                            -----------------------------------    -----------------------------------
             Type                              Size        Leased     Occupancy       Size        Leased     Occupancy
----------------------------------------    ----------   ----------   ---------    ----------   ----------   ---------
Retail Properties (leasable square feet)    14,037,093   13,494,066      96%       14,497,898   13,803,336      95%
Rollingwood Apartments (# of units)                282          278      98%              282          281      99%

   Overall Operating Occupancy
      (Rolling 12 Months)                             December 31, 1999                       September 30, 1999
                                            -----------------------------------    -----------------------------------
             Type                              Size        Leased     Occupancy       Size        Leased     Occupancy
----------------------------------------    ----------   ----------   ---------    ----------   ----------   ---------
Retail Properties (leasable square feet)    14,037,093   13,494,066      96%       14,348,626   13,658,207       95%
Rollingwood Apartments (# of units)                282          278      98%              282          282      100%


   Overall Operating Occupancy
     (Rolling 12 Months)                                 June 30, 1999                         March 31, 1999
                                            -----------------------------------    -----------------------------------
             Type                              Size        Leased     Occupancy       Size        Leased     Occupancy
----------------------------------------    ----------   ----------   ---------    ----------   ----------   ---------
Retail Properties (leasable square feet)    14,541,750   13,797,209      95%       14,563,620   13,839,142      95%
Rollingwood Apartments (# of units)                282          280      99%              282          278      99%

===============================================================================

      Same Center Occupancy
  (Quarter to Quarter Comparison)                     December 31, 1999                   At December 31, 1998
                                            -----------------------------------    -----------------------------------
             Type                              Size        Leased     Occupancy       Size        Leased     Occupancy
----------------------------------------    ----------   ----------   ---------    ----------   ----------   ---------
Retail Properties (leasable square feet)    13,865,499   13,345,911      96%       13,102,582   12,451,743      95%
Rollingwood Apartments (# of units)                282          278      98%              282          281      99%

       Same Center Occupancy
        (Rolling 12 Months)                          December 31, 1999                     At September 30, 1999
                                            -----------------------------------    -----------------------------------
             Type                              Size        Leased     Occupancy       Size        Leased     Occupancy
----------------------------------------    ----------   ----------   ---------    ----------   ----------   ---------
Retail Properties (leasable square feet)    13,865,499   13,345,911      96%       14,304,720   13,613,931        95%
Rollingwood Apartments (# of units)                282          278      98%              282          282       100%

       Same Center Occupancy
        (Rolling 12 Months)                           At June 30, 1999                       At March 31, 1999
                                            -----------------------------------    -----------------------------------
             Type                              Size        Leased     Occupancy       Size        Leased     Occupancy
----------------------------------------    ----------   ----------   ---------    ----------   ----------   ---------
Retail Properties (leasable square feet)    13,622,710   12,891,283       95%      13,091,729   12,404,610       95%
Rollingwood Apartments (# of units)                282          280       99%             282          278       99%

Federal Realty Investment Trust
Regional Occupancy Analysis
December 31, 1999

============================================================================

                                Total Square    Occupancy
            Region                Footage       12/31/99
----------------------------    ------------    ---------
Northeast                        7,035,881          96%

Mid-Atlantic                     5,891,256          96%

West Coast                       1,109,956          96%

============================================================================

                                Total Square    Occupancy
            Region                Footage       12/31/99
----------------------------    ------------    ---------
Northeast
     Anchor                      4,292,217         99%
     Small Shops                 2,743,664         92%

Mid-Atlantic
     Anchor                      2,715,338         99%
     Small Shops                 3,175,918         93%

West
     Anchor                        252,415         100%
     Small Shops                   857,541         95%

Federal Realty Investment Trust
Retail Leasing Activity
December 31, 1999

====================================================================================================================================
Comparable                                                                                                  Percentage     Estimated
                                             Weighted     Average Prior  Average Current                     Increase        Tenant
                    Number of      Square  Average Lease     Rent Per       Rent Per         Annualized        over      Improvement
Rolling 12 Months Leases Signed     Feet   Term (Years)    Square Foot     Square Foot    Increase in Rent  Prior Rent       Costs
----------------- ------------- --------- -------------- -------------- ----------------- ----------------- ----------- ------------
4th Quarter 1999        79        270,278       8.7          $20.14          $24.32          $1,129,625        21%        $2,710,000
3rd Quarter 1999        87        324,332       7.3          $16.02          $20.34          $1,401,643        27%        $3,799,000
2nd Quarter 1999        74        237,065       5.9          $18.03          $21.70            $871,258        20%        $1,799,000
1st Quarter 1999        56        199,197       6.0          $16.88          $20.27            $675,482        20%          $935,000
      Total            296      1,030,872       7.3          $17.73          $21.68          $4,078,008        22%        $9,243,000
Non-Comparable                               Weighted                                    Estimated
                                              Average                      Annualized     Tenant
                    Number of      Square      Lease       Average Rent      Current    Improvement
Rolling 12 Months Leases Signed     Feet   Term (Years)  Per Square Foot      Rent         Costs
----------------- ------------- --------- ------------- ----------------- ------------- ------------
4th Quarter 1999         9         39,545       8.7          $18.13           $717,011      $389,000
3rd Quarter 1999        12        105,948      10.2          $20.32         $2,153,331      $521,000
2nd Quarter 1999         7         11,592       7.9          $43.30           $501,908       $91,000
1st Quarter 1999        13        120,121      14.7          $20.91         $2,511,594      $494,000
      Total             41        277,206      12.0          $21.23         $5,883,844    $1,495,000

Federal Realty Investment Trust
Leases Expiring

                    Total              Percent             Average
                 Square Feet           of Total            Rent Per
                 Expiring(1)         Portfolio(2)        Square Foot
                 ============        ============        ===========
    2000           381,275                2%                $17.94
    2001           407,981                3%                $19.63
    2002           408,209                3%                $19.88
    2003           366,152                2%                $21.44
    2004           426,871                3%                $23.02

(1) Excludes lease expirations with options
(2) Total portfolio square footage December 31, 1999:  15,319,535

Federal Realty Investment Trust
Leases Expiring - Anchors and Small Shops


                                  Total                  Percent
                               Square Feet               of Total
                               Expiring(1)             Portfolio(2)
                          ======================   =====================
2000
     Anchor                       41,663               less than 1%
     Small Shop                  339,612                         2%

2001
     Anchor                       21,671               less than 1%
     Small Shop                  386,310                         3%

2002
     Anchor                       66,670               less than 1%
     Small Shop                  341,539                         2%

2003
     Anchor                       19,600               less than 1%
     Small Shop                  346,552                         2%

2004
     Anchor                       41,800               less than 1%
     Small Shop                  385,071                         3%


(1) Excludes lease expirations with options
(2) Total square footage December 31, 1999:        15,319,535

Federal Realty Investment Trust
Major Tenants by Revenue Contribution
December 31, 1999


                                        Square      Percent of
               Tenant                   Footage     Revenue(1)
               ------                   -------     ----------

Bed, Bath & Beyond, Inc.                323,090        1.98%
CVS Corporation                         198,947        1.88%
Ahold USA, Inc.                         363,941        1.83%
Barnes & Noble, Inc.                    164,189        1.59%
The TJX Companies                       286,200        1.57%
Toys R Us, Inc.                         325,582        1.39%
The Gap. Inc.                            97,080        1.32%
Kmart Corporation                       508,580        1.14%
Wakefern Food Corp.                     215,121        1.11%
Dress Barn                              130,939        1.03%


(1) Balances consist of 1999 minimum and percentage rent charges

Federal Realty Investment Trust



Street Retail Operating
& Development Overview
December 31, 1999
                                                                           December 31,
(in thousands except sf data)               1995             1996              1997             1998           1999
                                       ==================================================================================
Real Estate Assets(1)                     $107,910         $164,931          $288,020         $365,874       $449,182

Revenues                                    $9,310          $20,555           $31,998          $42,643        $50,288

Net Operating Income                        $3,994          $12,538           $20,345          $28,660        $34,774

Square Feet(2)                             532,944        1,122,737         1,502,807        1,601,849      1,691,593

(1) At December 31, 1999, includes $111 million related to new development in process. The balance is comprised of both stabilized assets and assets which are in various stages of redevelopment.
(2)  Excludes new development square footage

NORTHEAST               Square Feet       MID-ATLANTIC               Square Feet
Connecticut                               Virginia
  Greenwich Avenue/4      80,791            Pentagon Row                N/A(2)
  West Hartford/7        125,347            Village at Shirlington     212,141
  Westport/2              26,408
                                          WESTERN
Massachusetts                             Arizona
  Coolidge Corner/1       13,101            Mill Avenue/2               39,532

New Jersey                                California
  Central Avenue/1        11,208            Colorado Boulevard/2        67,382
                                            Fifth Avenue/5              66,962
New York                                    Hermosa Beach/1              5,930
  Forest Hills/4          91,593            Post Street/1               98,670
                                            Old Town Center            101,000
                                            Santana Row                  N/A(2)
MID-ATLANTIC                                Third Street Promenade/8   152,597
District of Columbia                        Hollywood Blvd./3          198,464
  Sam's Park N Shop       49,706
                                          Illinois
Florida                                     Evanston/2                  18,813
  Winter Park/2           28,446            Oak Street/1                 5,000

Maryland                                  Texas
  Bethesda Row           298,502(2)         Houston Street/10            N/A(2)

FEDERAL  REALTY INVESTMENT TRUST
Development Pipeline
December 31, 1999



                                                        Cost            Estimate To Complete
      Project                  Specifications          To Date       2000       2001        2002
---------------------------------------------------------------------------------------------------
                                                                           ($ in millions)
COMPLETED DEVELOPMENTS

Bethesda Row - Elm Street      15,000 sf retail             $7           $2
Bethesda, Maryland             30,000 sf office

----------------------------------------------------------------------------------------------------

CONSTRUCTION IN PROGRESS

Bethesda Row - Woodmont East   60,000 sf retail            $10          $17           $4
Bethesda, Maryland             80,000 sf office

Pentagon Row                   300,000 sf retail(1)        $10          $49           $8
Arlington, Virginia            500 apartment units      ------       ------       ------      ------
                                                           $20          $66          $12          $0

----------------------------------------------------------------------------------------------------

TO DEVELOP

Houston Street                 165,000 sf retail           $21(3)
San Antonio, Texas             80,000 sf office
                               500 hotel rooms (2)

Santana Row                    680,000 sf retail           $60(3)
San Jose, California           1,200 residential units
                               200 hotel rooms (2)

The Shops at Tanasbourne       300,000 sf retail            $2
Portland, Oregon               12,000 sf office

Lindbergh Center               300,000 sf retail(1)         $1
Atlanta, Georgia               320 apartments
                               120 hotel rooms
                               290 condominiums        -------
                               1.3 million sf office       $84

----------------------------------------------------------------------------------------------------
           Total                                          $111
                                                       =======



                                      Total         Expected
                                    Completed      Stabilized     Principal
                                       Cost          Return        Tenants
                                    ----------    -----------     ---------

COMPLETED DEVELOPMENTS

Bethesda Row - Elm Street                $9             11%        Cafe Deluxe
Bethesda, Maryland                                                 Vitamin Superstore
                                                                   Three Dog Bakery
                                                                   Prudential
                                                                   Long and Foster

CONSTRUCTION IN PROGRESS

Bethesda Row - Woodmont East            $31             11%        Landmark Theatres
Bethesda, Maryland

Pentagon Row                            $67             11%        Harris Teeter
Arlington, Virginia                  ------                        Bed, Bath & Beyond
                                        $98                        Bally's Fitness
                                                                   Hudson Trail Outfitters

TO DEVELOP

Houston Street
San Antonio, Texas


Santana Row
San Jose, California


The Shops at Tanasbourne
Portland, Oregon

Lindbergh Center
Atlanta, Georgia

           Total


(1) Federal Realty will develop only the retail component of this project.
(2) Federal Realty will not develop the hotel component of this project.
(3) Federal Realty owns in fee the underlying real estate.

                                              Kathy Klein
                                              Vice President
                                              Corporate Communications
                                              301/998-8211

                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                        YEAR-END 1999 OPERATING RESULTS

February 14, 2000
Rockville, Maryland

     Federal Realty Investment Trust (NYSE:FRT) reported today that funds from operations for the year ended December 31, 1999 increased 12% to $96.8 million from $86.5 million in 1998. On a per share basis, funds from operations rose 10% to $2.38 per share in 1999 from $2.16 in 1998.

     A comparison of property operations for the year ended 1999 versus 1998 shows the following:

     . Rental income increased 11% to $245.8 million in 1999 from $222.2 million in 1998. When adjusted to exclude properties acquired and sold during 1998 and 1999, rental income increased 6% to $228.4 million in 1999 from $214.8 million in 1998.

     . Net operating income increased 12% to $186.0 million in 1999 from $165.7 million in 1998. On a same center basis, net operating income increased 6% to $171.1 million in 1999 from $160.6 million in 1998.

     . During 1999, the Trust signed leases for a total 1.3 million square feet of retail space. On a same space basis, the Trust re-leased 1.0 million square feet of retail space at an average increase in rent per square foot of 22%. The weighted average rent on these same space leases was $21.68 per square foot compared to the previous average rent of $17.73 per square foot. During 1998, the Trust leased a total of 1.4 million square feet of retail space. On a same space basis, 1.1 million square feet of retail space was re-leased at an average increase in rent per square foot of 17%. The weighted average rent on these same space leases was $17.62 per square foot compared to the previous average rent per square foot of $15.12.

     . The Trust's overall occupancy was 96.1% at December 31, 1999 compared to 95.2% at year end 1998. Same property occupancy stood at 96.3% at December 31, 1999 compared to 96.0% a year ago.

     Funds from operations also improved for the fourth quarter of 1999 increasing 7% to $24.5 million from $22.9 million in the fourth quarter of 1998. On a per share basis, funds from operations advanced 5% to $.60 per share in the fourth quarter of 1999 compared to $.57 per share in the same period of 1998.

     Commenting on the results, Steven Guttman, President and Chief Executive Officer stated, "1999 was a year of strong operational performance and execution. Over the past twelve months we have significantly accelerated FFO growth, improved operating margins in our core portfolio and reduced the costs of administering the Trust. We are extremely pleased with the progress we made in achieving our 1999 operating goals."

     Federal Realty is an equity real estate investment trust specializing in the ownership, management and redevelopment of prime retail properties. The Trust's real estate portfolio contains 123 retail properties, consisting of neighborhood and community shopping centers and main street retail properties, located in strategic metropolitan markets across the United States. These markets include Boston, New York, Philadelphia, Washington D.C., Chicago, San Antonio, Portland, San Francisco, Los Angeles, San Jose and San Diego.

     Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962 and has increased its dividend rate for 32 consecutive years. Shares of the Trust are traded on the New York Stock Exchange under the symbol:FRT.

                             Financial Highlights

                     (in thousands, except per share data)


                                                                           Three Months Ended           Year Ended
                                                                              December 31,              December 31,
OPERATING RESULTS                                                          1999       1998           1999       1998
-----------------                                                          ----       ----           ----       ----
  Revenues
     Rental income                                                       $64,755     $60,145      $245,833    $222,186
     Interest and other income                                             1,870       2,017         7,649       5,945
     Other property income                                                 3,055       2,734        11,231      10,347
                                                                         -------     -------      --------    --------
                                                                          69,680      64,896       264,713     238,478
  Expenses
     Rental                                                               14,623      14,216        53,677      49,490
     Real estate taxes                                                     6,677       5,996        25,021      23,271
     Interest                                                             15,985      15,389        61,492      55,125
     Administrative                                                        4,232       3,060        15,120      16,461
     Depreciation and amortization                                        12,698      12,663        50,011      46,047
                                                                         -------     -------      --------    --------
                                                                          54,215      51,324       205,321     190,394
                                                                         -------     -------      --------    --------

     Operating income before investors' share of operations               15,465      13,572        59,392      48,084
     Investor's share of operations                                       (1,577)       (789)       (3,899)     (3,124)
                                                                         -------     -------      --------    --------
     Income before loss on real estate                                    13,888      12,783       55,493       44,960
     Loss on real estate                                                   ---         ---         (7,050)       ---
                                                                         -------     -------      --------    --------
     Net Income                                                          $13,888     $12,783      $48,443     $44,960
     Dividends on preferred stock                                         (1,987)     (1,987)      (7,950)     (7,950)
                                                                         -------     -------      --------    --------
     Net income available for common shareholders                        $11,901     $10,796      $40,493     $37,010
                                                                         =======     =======      =======     =======
     Earnings per common share, basic                                      $0.30       $0.27        $1.02       $0.94
                                                                           =====       =====        =====       =====
     Earnings per common share, diluted                                    $0.30       $0.26        $1.02       $0.94
                                                                           =====       =====        =====       =====
     Weighted average common shares outstanding, basic                    39,694      39,348       39,574      39,174
     Weighted average common shares outstanding, diluted                  40,662      40,456       40,638      40,080

     Funds from Operations
                Net income available for common shareholders             $11,901     $10,796      $40,493     $37,010
                Add: loss on sale of real estate                             ---         ---        7,050         ---
                Add: nonrecurring charge                                     ---         ---          ---       4,665
                Add: depreciation and amortization of real estate assets  11,539      11,563       45,388      41,792
                Add: amortization of initial direct costs of leases          798         664        3,033       2,491
                Add: income attributable to operating partnership units      279        (104)         831         578
                                                                         -------     -------      --------    --------
     Funds from operations                                               $24,517     $22,919      $96,795     $86,536
                                                                         =======     =======      =======     =======
     Funds from operations per share, diluted                              $0.60       $0.57        $2.38       $2.16
                                                                           =====       =====        =====       =====

                                                                                           Decemeber 31,   Decemeber 31,
BALANCE SHEET DATA                                                                             1999            1998
------------------                                                                             ----            ----
  Assets
     Real estate, at cost                                                                      $1,721,459  $1,642,136
     Accumulated depreciation and amortization                                                  (317,921)   (286,053)
                                                                                               ----------  ----------
                                                                                                1,403,538   1,356,083
     Mortgage notes receivable                                                                     53,495      51,154
     Cash and investments                                                                          11,738      17,230
     Receivables                                                                                   23,130      17,873
     Other assests                                                                                 42,147      41,977
                                                                                               ----------  ----------
  Total Assets                                                                                 $1,534,048  $1,484,317
                                                                                               ==========  ==========
  Liabilities and Shareholders' Equity
     Obligations under capital leases & mortgages payable                                      $ 172,573    $ 173,480
     Notes payable                                                                               162,768      263,159
     Senior Notes                                                                                510,000      335,000
     5 1/4% Convertible subordinated debentures                                                   75,289       75,289
     Other liabilities                                                                           111,591      107,442
  Shareholders' Equity                                                                           501,827      529,947
                                                                                               ----------  ----------
  Total Liabilities and Shareholders' Equity                                                   $1,534,048  $1,484,317
                                                                                               ==========  ==========

                               Glossary of Terms

Average occupancy costs: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges.

Economic occupancy: The square footage generating rental income expressed as a percentage of its total rentable square feet.

Leases signed - comparable: Represents leases signed on spaces for which there was a former tenant.

Leases signed - noncomparable: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

Leases signed - prior rent: Total rent paid by the previous tenant; includes minimum and percentage rent.

Net Operating Income: Gross revenues, including interest income, less rental expenses and real estate taxes.

Occupancy: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

Overall occupancy: Occupancy for the entire portfolio--includes all operating properties owned in reporting period.

Same center occupancy: Occupancy for only those properties owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment and development.

Tenant improvement costs: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.

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